SCHEDULE 14A
                            (Rule 14a-101)

                INFORMATION REQUIRED IN PROXY STATEMENT

                       SCHEDULE 14A INFORMATION

      Proxy Statement Pursuant to Section 14(a) of the Securities
           Exchange Act of 1934 (Amendment No.             )
Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[X]Preliminary Proxy Statement
[]Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Proxy statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                                         Cardiac
Science, Inc.
           (Name of Registrant as Specified in Its Charter)


     (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
    [X]  No fee required.
    [ ]  Fee computed on table below per Exchange Act Rules
         14a-6(i)(4) and 0-11.
    (1) Title of each class of securities to which transaction applies:

    (2) Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    (4) Proposed maximum aggregate value of transaction:

    (5) Total fee paid:

    [ ]  Fee paid previously with preliminary materials.

    [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    (2) Form, Schedule or Registration Statement No.:

    (3) Filing Party:

    (4) Date Filed:

                                                      PRELIMINARY COPY

                         CARDIAC SCIENCE, INC.
                      8 Hammond Drive, Suite 111
                       Irvine, California 92618

                            _______________

                     NOTICE OF SPECIAL MEETING OF
STOCKHOLDERS
                      To Be Held on May 15, 1997


To the Stockholders of
CARDIAC SCIENCE, INC.

         You are hereby notified that a Special Meeting of Stockholders of Cardiac Science, Inc., a Delaware corporation (the "Company"), will be held at the offices of Breslow & Walker, LLP, 767 Third Avenue,
New York, N.Y. 10017, on May 15, 1997, at 10:00 a.m., New York time, to (i) approve a proposed amendment to the Company's Certificate of Incorporation to (a) effect a one-for-11.42857143 reverse stock split of the issued and outstanding shares of common stock of the Company, par value $.001 per share ("Common Stock"), and (b) reduce the number of authorized shares of the Common Stock from 40,000,000 shares to 20,000,000 shares, and (ii) transact such other business as may properly come before the meeting and any and all adjournments thereof.

         The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. The Board of Directors has fixed the close of business on April 21, 1997 as the record date for the determination of stockholders entitled to notice of and to vote at the Special Meeting or any adjournments thereof.

         ALL STOCKHOLDERS ARE CORDIALLY INVITED TO
ATTEND THE SPECIAL MEETING.  WHETHER OR NOT YOU
PLAN TO ATTEND THE MEETING, YOU ARE URGED TO
COMPLETE, SIGN, AND DATE THE ENCLOSED PROXY CARD
AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.
IF YOU ATTEND THE MEETING, YOU MAY VOTE YOUR
SHARES IN PERSON IF YOU WISH TO DO SO, EVEN IF YOU
HAVE SIGNED AND RETURNED YOUR PROXY CARD.


         By Order of the Board of Directors,




         Raymond W. Cohen, Secretary


         Irvine, California

         April 28, 1997

             IT IS IMPORTANT THAT THE ENCLOSED PROXY FORM
                  BE COMPLETED AND RETURNED PROMPTLY

                                                      PRELIMINARY COPY
                         CARDIAC SCIENCE, INC.
                      8 Hammond Drive, Suite 111
                       Irvine, California  92618
                            _______________

                            PROXY STATEMENT
                            _______________

                    SPECIAL MEETING OF STOCKHOLDERS

                             May 15, 1997

                        SOLICITATION OF PROXIES

         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Cardiac Science, Inc., a Delaware corporation (the "Company"), of proxies to be voted at a Special Meeting of Stockholders of the Company to be held on May 15, 1997 (the "Meeting"), at 10:00 a.m., New York time, at the offices of Breslow & Walker, LLP, 767 Third Avenue, New York, N.Y. 10017, and at any adjournments thereof.

         The close of business on April 21, 1997 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting. On that date there were 37,471,177 shares of Common Stock, par value $.001 per share ("Common Stock") issued and outstanding, each of which has one vote on each matter to be presented at the Meeting (the "Proposals"), and 5,714.285 shares of Series A Convertible Preferred Stock, par value $.001 per share ("Preferred Stock"), issued and outstanding, each of which has 1,000 votes on each Proposal. The holders of Common Stock and Preferred
Stock will vote together on the Proposals as if they held one class of stock. In addition, the holders of Common Stock will vote as a separate class on the Proposal to amend the Company's Certificate of
Incorporation (the "Charter") to reduce the number of authorized shares of Common Stock from 40,000,000 shares to 20,000,000 shares (the
"Stock Reduction"). The holders of stock representing a majority of the votes entitled to be cast at the Meeting, present in person or by proxy, will constitute a quorum for the transaction of business at the Meeting and any adjournments thereof; provided, however, with respect to the separate vote by the holders of the Common Stock on the Proposal for the Stock Reduction, the holders of a majority of the outstanding shares of Common Stock, present in person or by proxy, will be required to
constitute a quorum.   Approval of the Proposal to amend the Charter
to effect a one-for-11.42857143 reverse stock split of the issued and outstanding Common Stock (the "Reverse Stock Split") requires the affirmative vote of the holders of stock representing a majority of the votes entitled to be cast at the Meeting. Approval of the Proposal for the Stock Reduction requires the affirmative vote of the holders of stock representing a majority of votes entitled to be cast at the Meeting as well as the affirmative vote of the holders of a majority of the Common Stock voting separately as a class. All votes will be tabulated by the inspector of election(s) appointed for the Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Abstentions will be counted towards the tabulation of votes cast on the Proposals and will have the same effect as negative votes.
Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether a Proposal has been approved.

         A form of proxy is enclosed for use at the Meeting. The proxy may be revoked by a stockholder at any time before it is voted by execution of a proxy bearing a later date or by written notice to the Secretary of the Company before the Meeting, and any stockholder present at the Meeting may revoke his or her proxy thereat and vote in person if he or she desires. When such proxy is properly executed and returned, the shares of Common Stock or Preferred Stock it represents will be voted at the Meeting in accordance with any instructions noted thereon. If no direction is indicated, all shares of Common Stock and Preferred Stock represented by valid proxies received pursuant to this solicitation (and not revoked prior to exercise) will be voted (i) FOR the proposed amendment to the Charter to effect the Reverse Stock Split, and (ii) FOR the proposed amendment to the Charter to effect the Stock Reduction.

         The cost for soliciting proxies on behalf of the Board of Directors will be borne by the Company. In addition to solicitation by mail, proxies may be solicited in person or by telephone, telefax, or cable by personnel of the Company, who will not receive any additional compensation for such solicitation. The Company may reimburse brokers or other persons holding stock in their names or the names of their nominees for the expenses of forwarding soliciting material to their principals and obtaining their proxies. The approximate date of mailing of this Proxy Statement and accompanying form of proxy is April 28, 1997.

                              BACKGROUND

         In connection with the Company's efforts to raise capital, the Company entered into an advisory and consulting agreement (the
"Sorbus Agreement") with Sorbus Asset Strategies, S.A., a Swiss company ("Sorbus"), pursuant to which Sorbus agreed, among other things, to locate, on a "best efforts" basis, potential investors to purchase shares of Common Stock. The Sorbus Agreement contemplates a financing of $2,000,000 (the "Financing"). As a condition precedent to the Financing, the Sorbus Agreement provides, among other things, that the Company shall have obtained the approval of its Board of Directors and stockholders to amend the Charter (i) to effectuate a reverse stock split of its issued and outstanding shares of Common Stock, and (ii) to reduce the number of authorized shares of Common Stock from 40,000,000 shares to 20,000,000 shares.

         On April 9, 1997, the Board of Directors of the Company unanimously approved the Reverse Stock Split and the Stock Reduction (collectively, the "Charter Amendments"). The Charter Amendments are now being submitted for approval by the Company's stockholders.


                 PROPOSAL TO AMEND THE CERTIFICATE OF
                             INCORPORATION
                   TO EFFECT THE REVERSE STOCK SPLIT

Reasons for the Reverse Stock Split

         The principal reasons to effectuate the Reverse Stock Split are to increase the number of authorized but unissued shares of Common Stock, to reduce the number of shares of Common Stock that are outstanding, and to increase the price per share of the Common Stock.

         The Company currently is authorized to issue 40,000,000 shares of Common Stock, of which 37,471,177 shares of Common
Stock are issued and outstanding. There are subscriptions outstanding for 1,666,667 shares of Common Stock, and options and warrants outstanding to purchase 13,855,908 shares of Common Stock. Thus, the Company may be required to issue a number of shares of Common
Stock which, together with the Company's issued and outstanding shares of Common Stock and those shares of Common Stock for which subscriptions are outstanding, would exceed its current authorized capital of 40,000,000 shares of Common Stock. Also, in connection with the issuance of the Preferred Stock, the Company undertook to use its best efforts to cause the Charter to be amended to (i) increase the authorized number of shares of Common Stock, or (ii) effectuate a reverse stock split of the outstanding shares of Common Stock, in either case to make available a sufficient number of authorized but unissued shares of Common Stock to allow the Preferred Stock to be converted into Common Stock. Under the terms of the Certificate of Designation creating the Preferred Stock (the "Certificate of Designation"), the 5,714.285 shares of outstanding Preferred Stock automatically will convert into 5,714,285 (pre-Reverse Stock Split) shares of Common
Stock upon there being available a sufficient amount of authorized but unissued shares of Common Stock. If the Preferred Stock has not been converted into Common Stock by April 9, 1999, then the holders of the Preferred Stock shall have the right to demand redemption thereof by the Company at a price of $175.00 per share of Preferred Stock (or an aggregate of $1,000,000). Lastly, there currently is an insufficient number of authorized but unissued shares of Common Stock available to allow the Company to complete the Financing.

         After the Reverse Stock Split, there would be an aggregate of approximately 3,778,728 shares of Common Stock issued and outstanding (including 500,000 shares of Common Stock into which the Preferred Stock automatically would be converted), subscriptions for 145,833 shares of Common Stock, and options and warrants outstanding to purchase 1,212,392 shares of Common Stock, for an aggregate of approximately 5,136,953 shares of Common Stock issued and outstanding or required to be reserved for issuance. Therefore, the Reverse Stock Split will enable the Company to issue shares of Common Stock to cover outstanding subscriptions, to issue shares of Common Stock pursuant to the exercise of currently outstanding warrants and options, and (to the extent Sorbus is successful in identifying potential investors) to consummate the Financing (subject to satisfying the other conditions precedent thereto).

         The Company also believes that the higher share price which may result from the Reverse Stock Split will help to generate interest in the Company among investors, thereby facilitating future financings. There can be no assurance, however, that a higher share price will have such effect or that any financings will be consummated in the future.

Fractional Shares

         No fractional shares of Common Stock or scrip representing fractional shares of Common Stock will be issued in connection with the Reverse Stock Split. In lieu of issuing fractional shares, each fractional share will be rounded up to the next highest whole share of Common Stock.


Effects of the Reverse Stock Split

         Upon the effectiveness of the Reverse Stock Split, the number of shares owned by each holder of Common Stock shall be reduced by the ratio of 11.42857143 to 1, so that each such stockholder will thereafter own one share of Common Stock for every 11.42857143 shares of Common Stock he or she owned immediately prior to the Reverse Stock Split.

         The principal effect of the Reverse Stock Split will be that (i) the number of shares of Common Stock issued and outstanding will be reduced from 37,471,177 shares to approximately 3,278,728 shares, (ii) all outstanding options and warrants entitling the holders thereof to purchase shares of Common Stock will enable such holders to receive, upon exercise of their options and warrants, 1/11.42857143th of the number of shares of Common Stock which such holders would have been able to purchase upon exercise of their options or warrants immediately preceding the Reverse Stock Split at the same aggregate price required to be paid therefor upon exercise thereof immediately preceding the Reverse Stock Split (i.e., an exercise price per option and warrant equal to 11.42857943 times the exercise price required to be paid therefor immediately preceding the Reverse Stock Split), and (iii) the number of shares included in the Company's 1991 and 1993 Stock
Option Plans will be reduced to 1/11.42857143th of the number of shares currently included in such Plans. The Reverse Stock Split will not alter the percentage ownership interest in the Company of any stockholder, except to the extent that the Reverse Stock Split results in a stockholder of the Company owning a fractional share (see "Reverse Stock Split - Fractional Shares"). Voting and other rights accompanying the Common Stock will not be altered.

         Pursuant to the Reverse Stock Split, the par value of the Common Stock will remain $0.001 per share. As a result, on the effective date of the Reverse Stock Split, the stated capital on the Company's balance sheet will be reduced to 1/11.42857143th of its present amount, and the additional paid-in capital account shall be credited with the amount by which the stated capital is reduced.

Exchange of Shares

         The Reverse Stock Split will be effective at the close of business on the date of filing of the appropriate certificate of amendment to the Charter with the Secretary of State of the State of Delaware, unless the Company specifies otherwise. The record date for the Reverse Stock Split will be the effective date of the amendment to the Charter (the "Record Date"). On or about the Record Date, notice of the Reverse Stock Split (the "Split Notice") will be mailed to each stockholder of record at the most recent address of such stockholder appearing on the Company's records. The Split Notice shall be accompanied by a Letter of Transmittal and shall request that each stockholder surrender his or her existing stock certificate(s) (the "Old Certificate") evidencing ownership of the pre-Reverse Stock Split
Common Stock (the "Old Common Stock"), together with the Letter of Transmittal, to U.S. Stock Transfer Corporation to be exchanged for a new stock certificate(s) evidencing ownership of the number of shares of Common Stock resulting from the Reverse Stock Split (the "New
Common Stock"). From and after the Record Date, all Old Certificates will be deemed to represent only that number of shares of New
Common Stock resulting from the Reverse Stock Split.

Federal Income Tax Consequences

         The Company believes that the federal income tax consequences of the Reverse Stock Split will be as follows:

         (i) Except as explained in (v) below, no income gain or loss will be recognized by stockholders on the surrender of their Old Common Stock or the receipt of their New Common Stock.

         (ii) Except as explained in (v) below, the tax basis of the New Common Stock will equal the tax basis of the Old Common Stock exchanged therefor.

         (iii) Except as explained in (v) below, the holding period of the New Common Stock will include the holding period of the Old Common Stock if such shares were held as capital assets.

         (iv)             The conversion of the Old Common Stock
                          into the New Common Stock will produce
                          no taxable income or gain or loss to the Company.

         (v)              The federal income tax treatment of the
                          receipt of the additional fractional interest by a stockholder is not clear and may result in tax liability not material in amount in view of the low value of such fractional interest.

         The foregoing summary represents the Company's opinion only and is based on the existing provisions of the Internal Revenue Code of 1986, as amended (the "Code") and existing administrative interpretations thereof, any of which may be revised retroactively. The Company's opinion is not binding upon the Internal Revenue Service or the courts, and there can be no assurance that the Internal Revenue Service or the courts would accept the positions expressed above.

         The state and local tax consequences of the Reverse Stock Split may vary significantly as to each stockholder, depending upon the state in which he/she resides. Stockholders are urged to consult their own tax advisors with respect to the federal, state, and local tax consequences of the Reverse Stock Split.

No Right of Appraisal

         Under the Delaware General Corporation Law, the State in which the Company is incorporated, dissenting stockholders are not entitled to appraisal rights with respect to the Company's proposed amendment to the Charter to effect the Reverse Stock Split, and the Company will not provide stockholders with any such right.

Voting Requirement

         Approval of the Proposal for the Reverse Stock Split requires the affirmative vote of the holders of stock representing a majority of the votes entitled to be cast at the Meeting.

         The Board of Directors recommends that the stockholders vote FOR the proposed amendment to the Charter to effect the Reverse Stock Split.

                 PROPOSAL TO AMEND THE CERTIFICATE OF
                             INCORPORATION
                     TO EFFECT THE STOCK REDUCTION

Reasons for Reducing the Number of Authorized Shares of Common
Stock

         Presently, the Charter authorizes the issuance of 40,000,000 shares of Common Stock, of which 37,471,177 shares of Common
Stock are issued and outstanding. There are subscriptions outstanding for 1,666,667 shares of Common Stock, options and warrants outstanding for 13,855,908 shares of Common Stock, and Preferred
Stock outstanding which will automatically convert into 5,714,285 (pre-Reverse Stock Split) shares of Common Stock upon the effectiveness of the Reverse Stock Split. Pursuant to the Reverse Stock Split, there would be an aggregate of approximately 3,778,728 shares of Common
Stock issued and outstanding (including 500,000 shares of Common
Stock into which the Preferred Stock automatically would be converted), subscriptions for 145,833 shares of Common Stock, options and warrants outstanding to purchase 1,212,392 shares of Common Stock, for an aggregate of approximately 5,136,953 shares of Common Stock issued and outstanding or required to be reserved for issuance. In such case, an authorized capital of 40,000,000 shares of Common Stock would be unnecessary. Rather, the Board of Directors believes that an authorized capital of 20,000,000 shares of Common Stock would be sufficient to ensure that the Company has enough shares to meet its outstanding commitments as well as provide the Company with flexibility in connection with various corporate purposes, including the Financing and possible future financings and acquisitions requiring the issuance of Common Stock.

Effect of the Reduction

         The reduction of authorized shares of Common Stock will not alter the par value of the Common Stock or the rights of stockholders.

No Right of Appraisal

         Under the Delaware General Corporation Law, the State in which the Company is incorporated, dissenting stockholders are not entitled to appraisal rights with respect to the Company's proposed amendment to the Charter to effect the Stock Reduction, and the Company will not provide stockholders with any such right.


Voting Requirement

         Approval of the Proposal for the Stock Reduction requires the affirmative vote of the holders of stock representing a majority of the votes entitled to be cast at the Meeting as well as the affirmative vote of the holders of a majority of the Common Stock voting separately as a class.

         The Board of Directors recommends that the stockholders vote FOR the proposed amendment to the Charter to effect the Stock Reduction.

              Method of Effecting the Charter Amendments

         The Reverse Stock Split and the Stock Reduction shall become effective, automatically and without further action by the stockholders, upon the filing with the Delaware Secretary of State of an appropriate certificate of amendment to the Charter (the "Filing"). The complete text of such amendment is set forth in Exhibit A hereto. At any time prior to the effectiveness of the Filing (or, if no Filing has been made, prior to the Filing), the Board of Directors may abandon the Charter Amendments without further action by the stockholders. The Board of Directors will abandon the Charter Amendment with respect to the Stock Reduction, if approved, in the event the Charter Amendment for the Reverse Stock Split is not approved.

                        PRINCIPAL STOCKHOLDERS

         The following table sets forth, as of April 14, 1997, certain information regarding the beneficial ownership of Common Stock and Preferred Stock by (i) each stockholder known by the Company to be the beneficial owner of more than 5% of the outstanding shares thereof;
(ii) each director of the Company; (iii) each executive officer of the Company; and (iv) all of the Company's directors and executive officers as a group.

Title of Class
C

Name and Address of
Beneficial Owner
C

Amount and Nature of
Beneficial Ownership(1)
C

Percentage of Class (1)
Common Stock
Paul D. Quadros**
3590 North First Street
San Jose CA 95134

307,000(2)
*
Common Stock
J. Donald Hill**
8 Hammond Drive
Suite 111
Irvine, CA 92618

767,977(3)

2.0%
Common Stock
Howard K. Cooper
5940 Fairhaven Avenue
Woodland Hills, CA 91367

1,899,373(4)
4.9%
Common Stock
Technology Funding, Inc.
200 Alameda de las Pulgas
San Mateo, CA 94402
2,315,147(5)
5.9%
Common Stock
Medstone, Inc.
100 Columbia
Suite 100
Aliso Viejo, CA 92656
7,248,822(6)
18.8%
Common Stock
Suan Investments, Inc.
911 Sterner Road
Hillside, NJ 07025
2,000,000(7)
5.1%
Common Stock
Breslow & Walker, LLP
767 Third Avenue
New York, New York 10017
3,035,000(8)
7.5%
Common Stock
Parsons & Whittemore Ltd.
20/26 Wellesley Road
Surrey, England
6,263,333
16.7%
Common Stock
L. Rolls Ltd.
45 River Court
Upper Ground
London, England SE19PE
3,321,333
8.9%
Common Stock
Prabodh Mathur***
100 Columbia
Suite 100
Aliso Viejo, CA 92656

754,687(9)
2.0%
Common Stock
Roderick de Greef**
8 Hammond Drive
Suite 111
Irvine, CA 92618

----
Common Stock
Raymond W. Cohen**/****
8 Hammond Drive
Suite 111
Irvine, CA 92618
----
Preferred Stock
Raymond W. Cohen**/****
8 Hammond Drive
Suite 111
Irvine, CA 92618

5,714.285
100%
Common Stock
All officers and directors as
a group (five persons) (10)

1,829,664

4.7%

Preferred Stock
All officers and directors as
a group (five persons) (10)

5,714.285100%

 (1) Shares of Common Stock subject to options and warrants currently exercisable or exercisable within 60 days are deemed outstanding for computing the number of shares and the percentage of the outstanding shares held by a person holding such options or warrants, but are not deemed outstanding for computing the percentage of any other person. Except as indicated by footnote, and subject to community property laws where applicable, the Company believes that the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

 (2) Includes (i) 200,000 shares of Common Stock issuable upon the exercise of outstanding warrants, and (ii) 25,000 shares of Common Stock issuable upon the exercise of outstanding stock options.

 (3) Includes 650,000 shares of Common Stock issuable upon the exercise of outstanding warrants.

 (4) Includes 1,199,605 shares of Common Stock issuable upon the exercise of outstanding warrants.

 (5) Includes (i) 437,130 shares of Common Stock held, and 1,666,667 shares of Common Stock subscribed for, by Technology Funding Partners I and
     (ii) 211,350 shares of Common Stock held by Technology Funding Partners
      II. Technology Funding, Inc. is the managing general partner of Technology Funding Partners I and Technology Funding Partners II. Technology Funding, Inc. is entitled to exercise voting and investment power with respect to all shares owned by Technology Funding Partners
      I and Technology Funding Partners II and therefore may be deemed to be the beneficial owner of such shares.

 (6) Includes 1,000,000 shares of Common Stock issuable upon the exercise of outstanding warrants.

 (7) Consists of 2,000,000 shares of Common Stock issuable upon the exercise of outstanding warrants.

 (8) Includes 3,000,000 shares of Common Stock issuable upon the exercise of outstanding warrants.

 (9) Includes 384,803 shares of Common Stock issuable upon the exercise of outstanding warrants.

(10) Does not include Mr. Cooper due to his resignation from the Board of Directors of the Company effective April 12, 1996. Includes Prabodh Mathur, who was Acting President until his resignation effective January 6, 1997.

*    Less than 1%

**   Director.

***Resigned as Acting President effective January 6, 1997.

**** Elected Chief Executive Officer and President on January 27, 1997.

INTEREST OF CERTAIN PERSONS

There are options and warrants outstanding to purchase 13,855,908 shares of Common Stock, including options and warrants held by directors of the Company. There also are 5,714.285 shares of Preferred Stock outstanding, all of which are owned by Raymond W. Cohen, the Company's President and Chief Executive Officer and a director of the Company.

As set forth in the chart below, two directors and the former Acting President of the Company own options and/or warrants to purchase an aggregate of 1,259,803 shares of Common Stock. The Company has entered into agreements with such persons (among others), pursuant to which, among other things, they agreed to forego the exercise of their respective options and/or warrants until the Filing. In addition, under the terms of the Certificate of Designation, Mr. Cohen's 5,714.285 shares of Preferred Stock automatically will convert into 5,714,285 (pre-Reverse Stock Split) shares of Common Stock upon there being available a sufficient number of authorized but unissued shares of Common Stock.

As a result, the ability of such directors and the former Acting President to exercise their options and/or warrants and the ability of Mr. Cohen to convert his shares Preferred Stock into Common Stock is dependent upon the approval of the Proposal for the Reverse Stock Split.

The following table sets forth the number of options and warrants held by directors and the former Acting President of the Company, the exercise of which are dependent upon the Filing.

                                                                                               Exercise
     Name                 Title             Options           Warrants          Price

     Prabodh Mathur       Former Acting
                          President                           384,803           $ .40

     J. Donald Hill       Director          -                 500,000           $ .001
                                                              150,000           $ .25

      Paul Quadros        Director          25,000            -                 $1.875
                                                               200,000          $ .175

                             OTHER MATTERS

        The Board of Directors of the Company does not know of any other matters that are to be presented for action at the Meeting. Should any other matters properly come before the Meeting or any adjournments thereof, the persons named in the enclosed proxy will have the discretionary authority to vote all proxies received with respect to such matters in accordance with their judgment.

        This Proxy Statement is sent by order of the Board of Directors of the Company.

_____________________, Secretary

Raymond W. Cohen


Irvine, California
April 28, 1997


        STOCKHOLDERS ARE URGED TO SPECIFY THEIR
CHOICES AND DATE, SIGN, AND RETURN THE ENCLOSED
PROXY IN THE ENCLOSED ENVELOPE.  A PROMPT
RESPONSE IS HELPFUL AND YOUR COOPERATION WILL
BE APPRECIATED.
                                                             EXHIBIT A

                       CERTIFICATE OF AMENDMENT

                                OF THE

                     CERTIFICATE OF INCORPORATION

                                  OF

                         CARDIAC SCIENCE, INC.

    (Pursuant to Section 242 of the General Corporation Law of the State of Delaware)


        Cardiac Science, Inc. (the "Corporation"), a corporation organized and existing under the General Corporation Law of the State of Delaware (the "GCL"), certifies as follows:
        1.       The name of the Corporation is Cardiac Science, Inc.
        2. The date of filing of the Corporation's certificate of incorporation (the "Certificate of Incorporation") with the Secretary of State of the State of Delaware was May 20, 1991.
        3. Article Fourth of the Certificate of Incorporation is hereby amended and substituted in its entirety so that it shall now read as follows:
                 "FOURTH:  The total number of shares of
                 stock which the Corporation shall have the authority to issue is 20,000,000 shares of common stock, each having a par value of $.001 (the "Common Stock"), and 1,000,000 shares of preferred stock, each having a par value of $.001 (the "Preferred Stock").

                      The Board of Directors is expressly
                 authorized to provide for the issuance of all or any shares of Preferred Stock in one or more classes or series, and to fix for each such class or series such voting powers, full or limited, or non-voting powers, and such distinctive designations, preferences, and relative, participating, optional, or other special rights, and such qualifications, limitations, or restrictions thereof, as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issuance of such class or series and as may be permitted by the GCL, including, without limitation, the authority to provide that any such class or series may be
                 (i) subject to redemption at such time or times and at such price or prices; (ii) entitled to receive dividends (which may be cumulative or non-cumulative) at such rates, on such conditions, and at such times, and payable in preference to, or in such relation to, the dividends payable on any other class or classes or any other series; (iii) entitled to such rights upon the dissolution of, or upon any distribution of the assets of, the Corporation; or (iv) convertible into, or exchangeable for, shares of any other classes of stock of the Corporation at such price or prices or at such rates of exchange and with such adjustments; all as may be stated in such resolution or resolutions.

                      Upon the filing in the Office of the
                 Secretary of State of the State of Delaware of a Certificate of Amendment to the Certificate of Incorporation of the Corporation whereby this Article Fourth is amended to read as set forth herein (the "Filing"), each 11.42857143 shares of Common Stock issued and outstanding and held of record by each stockholder of the Corporation immediately prior to the Filing shall, automatically and without the need for any further action on the part of any stockholder, be combined into one
                 (1) validly issued, fully paid, and non-assessable share of Common Stock, par value $.001 per share. No scrip or fractional shares will be issued by reason of this amendment, but, in lieu thereof, one whole share will be issued to those stockholders who would otherwise be entitled to receive fractional shares."

        4. This Certificate of Amendment to the Certificate of Incorporation was authorized by the affirmative vote of the holders of a majority of the outstanding shares entitled to vote thereon at a meeting of stockholders pursuant to Sections 222 and 242 of the GCL.

        IN WITNESS WHEREOF, I hereunto sign my name and affirm that the statements made herein are true under penalties of perjury this ____ day of _________________, 1997.


CARDIAC SCIENCE, INC.


By

Raymond Cohen, President

                                                      PRELIMINARY COPY
                                 PROXY

                         CARDIAC SCIENCE, INC.
                      8 Hammond Drive, Suite 111
                       Irvine, California 92618


      This Proxy is solicited on behalf of the Board of Directors

         The undersigned, acknowledging receipt of the proxy statement dated April 28, 1997 of Cardiac Science, Inc., hereby constitutes and appoints Raymond Cohen and J. Donald Hill, and each or any of them, attorney, agent, and proxy of the undersigned, with full power of substitution to each of them, for and in the name, place, and stead of the undersigned, to appear and vote all the shares of stock of Cardiac Science, Inc., standing in the name of the undersigned on the books of said corporation on April 21, 1997 at the Special Meeting of Stockholders of Cardiac Science, Inc., to be held at the offices of Breslow & Walker, LLP, 767 Third Avenue, New York, New York, on May 15, 1997 at 10:00 a.m., New York City time, and any and all adjournments thereof.

         When properly executed, this proxy will be voted as designated by the undersigned.

         If no choice is specified, the proxy will be voted (i) FOR the proposed amendment to the Company's Certificate of Incorporation (the "Charter") to effect a one-for-11.42857143 reverse stock split of the issued and outstanding shares of Common Stock (the "Reverse Stock Split"), and (ii) FOR the proposed amendment to the Charter to reduce the number of authorized shares of Common Stock from 40,000,000 shares to 20,000,000 shares (the "Stock Reduction").

1.       PROPOSAL TO AMEND CHARTER TO EFFECT
REVERSE STOCK SPLIT.

        (  )  FOR           (  )  AGAINST          (  )  ABSTAIN

2.       PROPOSAL TO AMEND CHARTER TO EFFECT STOCK
REDUCTION.

        (  )  FOR           (  )  AGAINST          (  )  ABSTAIN

3.       FOR SUCH OTHER MATTERS THAT MAY PROPERLY
         COME BEFORE THE MEETING AND ANY
         ADJOURNMENTS THEREOF.


Date


Signature


Signature, if held jointly

         Please sign exactly as your name appears hereon.
         When shares are held by joint tenants, both should sign. When signing as attorney, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

PLEASE MARK, SIGN, DATE, AND RETURN THE PROXY
CARD PROMPTLY IN THE ENCLOSED ENVELOPE.